UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 24, 2008

Date of Report (Date of earliest event reported)

NATIONAL CITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10074	34-1111088

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484

(Address of principal executive offices)	(Zip Code)

(216) 222-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 24, 2008, National City Corporation issued a news release announcing its financial results for the three- and six- months periods ended June 30, 2008 and included on its Web site at www.NationalCity.com its Financial Supplement, which contains additional financial information. The news release and the Financial Supplement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are being filed under Item 2.02 of this Form 8-K.

Attached hereto as Exhibit 99.3 are supplemental materials that present data for the Corporation’s earnings conference call to be held on July 24, 2008, and are being furnished under Item 2.02 of this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	News release issued by National City Corporation dated July 24, 2008

99.2	Financial Supplement of National City Corporation

99.3	Supplemental Data for Earnings Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National City Corporation
(Registrant)
Date: July 24, 2008	By:	/s/ Carlton E. Langer
Carlton E. Langer
Senior Vice President and Assistant General Counsel